Exhibit 99.1

FARADAY FUTURE APPOINTS EDWARD DARWICK AS NEW HEAD OF FINANCE OPERATIONS

●	Company recaps key highlights from Q1 earnings results reported on May 11, 2023.

Los Angeles, CA (May 15, 2023) – Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced the appointment of finance veteran executive Edward (Ed) Darwick as its Head of Finance Operations effective immediately. Ed will serve as a vital asset to FF’s financial operations and will be accountable for developing, implementing, and improving systems and staffing across the entire range of functions and groups under his direction.

Reporting to Ms. Yun Han, Interim Chief Financial Officer and Chief Accounting Officer, Ed comes to FF as a passionate and strategic corporate finance professional with ~20 years of experience in FP&A, product development, and operational finance control. He has significant experience working in joint venture, start-up, and established MNC environments located in the US, China, and Japan, including with Ford Motor Company and Nio. Ed understands the requirements to develop top-down targets and deliver bottom-up budgets through a focus on accurate data and repeatable forecasting process.

Ed holds an MBA from the University of Rochester and a BA in English Studies from Fairfield University. Prior to his MBA he worked in luxury goods retail, which helped develop his focus and understanding of the importance of creating branding identity to connect with users as well as internal cultural alignment.

“The continued onboarding of key critical talents, especially finance industry leaders like Ed are vital to the success of FF’s continued production ramp-up, next-stage of product delivery, cost efficiency and path to profitability,” said Xuefeng Chen, Global CEO of Faraday Future. “Ed’s global finance experience will be extremely beneficial for the Company as FF establishes a strong presence in the global EV marketplace.”

FF recently announced the Company’s first quarter 2023 financial results on May 11, 2023.

Financial highlights from FF’s 2023 Q1 earnings results include:

●	Net Income of $6.5 million mainly driven by a mark-to-market gain of secured convertible notes and warrants and significant reduction in operating loss.

●	Operating loss of $83 million vs a loss of $149 million Q1 2022, significantly reducing operating loss year over year.

●	Reiterate FF 91 product delivery according to its three-phase delivery plan starting end of May subject to timely receipt of financing and parts.

●	Provided update on homologation progress. The Company has performed the highest severity crash tests and has passed all of these tests successfully, including front, side and rear crash.

●	As of today, the Company has manufactured 40 engineering, testing, marketing, and user FF 91 vehicles.

●	Expanded on FF’s AI capabilities and future vision of mobility.

●	Provided further details on the Company’s sales, service and go-to-market strategy.

●	Successfully secured $135 million of gross funding in support of our SOP and production plans, which received $120 million gross to date and additional $38 million gross financing which was at the option of the investors.

●	Received additional financing commitments of $100 million unsecured convertible notes subject to certain conditions on top of various existing commitments, of which FF management team and partnership is committing $80 million.

●	Reiterates its goal of operating cashflow breakeven in 2025.

The Company’s full first quarter Shareholder Letter announced on May 11, 2023 can be found on FF’s website: https://investors.ff.com/static-files/7bd505b8-6054-4e57-b492-9f01bca8ccef

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://www.ff.com/us/mobile-app/(Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future (FF) is the pioneer of the Ultimate TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV company, but also a software-driven intelligent internet company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

https://www.ff.com/us/mobile-app/

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the Company’s planned financings, any stock split, reverse stock split or other similar corporate action, the Company’s compliance with listing requirements of Nasdaq Stock Market LLC (“Nasdaq”), including with regard to FF Top’s board designation rights, the non-binding City of Huanggang Framework Agreement and the timing thereof, and start of deliveries are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the FF Top Holdings LLC Shareholder Agreement complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the market performance of the Company’s Common Stock, the Company’s ability to regain compliance with the Nasdaq listing requirements and the Company’s ability to execute definitive documentation in connection with and/or satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the non-binding City of Huanggang Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on May 4, 2023 and Form 10-Q filed on May 10, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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